EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the CirTran Corporation (the "Company") Quarterly Report on Form 10-QSB/A for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Iehab
J. Hawatmeh, President and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  September 30, 2002                            /s/ IEHAB J. HAWATMEH
                                                         ___________________
                                                         Iehab J. Hawatmeh
                                                         President and
                                                         Chief Financial Officer